UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2013

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW, Suite 200, Mountlake Terrace, Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 771-5299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of FS Bancorp, Inc. (the “Company”) was held on May 22, 2013 (“Annual Meeting”).

(b)
There were a total of 3,240,125 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 2,837,961 shares of common stock were represented in person or by proxy, therefore, a quorum was present. The following proposals were submitted by the Company’s Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors for the terms as indicated:

	FOR		WITHHELD		BROKER NON- VOTES
	No. of votes	Percentage of shares present	No. of Votes	Percentage of shares present	No. of votes
One-Year Term

Michael J. Mansfield	1,622,011	100.0	----	--	1,215,950
Margaret R. Piesik	1,604,011	98.9	18,000	1.1	1,215,950

Two-Year Term

Joseph C. Adams	1,622,011	100.0	-- --	--	1,215,950
Joseph P. Zavaglia	1,622,011	100.0	-- --	--	1,215,950

Three-Year Term

Judith A. Cochrane	1,622,011	100.0	----	--	1,215,950
Ted A. Leech	1,622,011	100.0	----	--	1,215,950
Marina Cofer-Wildsmith	1,592,011	98.2	30,000	1.8	1,215,950

Accordingly, Michael J. Mansfield and Margaret R. Piesik were declared to be duly elected directors for a one-year term; Joseph C. Adams and Joseph P. Zavaglia were declared to be duly elected directors for a two-year term; and Judith A. Cochrane, Ted A. Leech and Marina Cofer-Wildsmith were declared to be duly elected directors for a three-year term.

Proposal 2.  An advisory (non-binding) vote to approve our executive compensation.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
1,561,568	48,148	12,295	1,215,950

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3.  An advisory (non-binding) vote on whether an advisory vote on executive compensation should be held every one, two or three years. This proposal received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
961,089	447,223	182,936	30,763	1,215,950

Based on the votes set forth above, an advisory vote on executive compensation to be held annually was approved by shareholders.

Proposal 4.   Ratification of the appointment of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2013.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
2,809,268	28,443	250	--

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ending December 31, 2013 was duly ratified by the shareholders.

(c)           None.

(d)           In light of the voting results on Proposal 3 indicated above, the Company’s Board of Directors decided that the Company will hold an annual advisory vote on the compensation of named executive officers.  The Company will continue to hold annual advisory votes until the Company’s Board of Directors decides to hold the next shareholder advisory vote on the frequency of advisory votes, which must occur at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS BANCORP, INC.

Date: May 28, 2013	/s/Matthew D. Mullet
Matthew D. Mullet
Chief Financial Officer
(Principal Financial and Accounting Officer)